EXHIBIT 10.43

                               OPERATING AGREEMENT
                                       OF
                              ASSETCONTROL.COM, LLC


         THIS OPERATING AGREEMENT (this "Agreement") is made as of March 9, 2000 by the Members listed on Schedule A attached hereto, as such schedule may be amended from time to time. The Members listed on Schedule A may be referred to herein individually as a "Member," and collectively as the "Members."

         WHEREAS, the Members have formed a limited liability company pursuant to the laws of the State of Delaware; and

         WHEREAS, the Members desire to set forth their respective rights and obligations as Members of the Company and to provide for the management of the Company and its affairs and for the conduct of the business of the Company.

         NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree as follows:

                                    ARTICLE I
                                   Definitions

         As used in this Agreement, the following terms shall have the following meanings:

         1.1 "Act" means the Delaware Limited Liability Company Act and any successor statute, as amended from time to time.

         1.2 "Affiliate" means with respect to any Person, any other Person that directly or indirectly is controlled by, such Person and, if such Person is an individual, any member of the immediate family (including parents, spouse, children and siblings) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "control", including, its correlative meanings, "controlled by" and "under common control with", shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

         1.3 "Agreement" means this Operating Agreement of the Company as originally adopted and as amended from time to time in accordance with the terms of this Agreement.

         1.4 "ATM" means ATM Service, Ltd., a New York corporation.


         1.5 "ATM Contribution Agreement" means the Contribution Agreement dated as of March 9, 2000 by and between the Company and ATM.

         1.6 "Buyer" shall have the meaning for such term set forth in Section 7.4(a).

         1.7 "Business Day" means any day other than a Saturday, a Sunday, or a holiday on which national banking associations are closed in the State of Delaware.

         1.8  "Capital  Account"  shall have the  meaning  given to such term in
Section 5.4.

         1.9 "Capital Contribution" means the contributions to the capital of the Company made by a Member pursuant to the Contribution Agreement between the company and such Member.

         1.10 "Certificate of Formation" means the Certificate of Formation of the Company as originally filed with the Secretary of State of the State Delaware on March 9, 2000, and as amended from time to time.

         1.11 "Code" means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

         1.12 "Company" means AssetControl.com LLC, a Delaware limited liability company.

         1.13 "Company Assets" means all assets, whether tangible or intangible and whether real, personal or mixed, at any time owned by the Company.

         1.14 "Distributable Cash" means the amount of money and the fair market value of any property of the Company available for distribution to the Members as determined by the Board of Managers (taking into account any reasonable reserves necessary to fund the Company's business).

         1.15 "Drag-Along Notice" shall have the meaning for such term set forth in Section 7.3(b).

         1.16 "Entrade" means Entrade Inc., a Pennsylvania corporation.

         1.17 "Entrade Contribution Agreement" means the Contribution Agreement dated March 9, 2000 by and between the Company and Entrade.

         1.18 "Fiscal Year" means the Company's fiscal year, which shall be the calendar year.

         1.19 "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as adjusted by the following:

                  (i) the initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the contributing Member and the Board of Managers;

                  (ii) the Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values, as determined by the Board of Managers, as of the following times: (a) the acquisition of additional Units by any new or existing Member in exchange for more than a de minimus Capital Contribution or (b) upon liquidation of the Company, or (c) upon the distribution by the Company of more than a de minimus amount of money or other Company property to a retiring or continuing Member as consideration for Units; and

                  (iii) if the Gross Asset Value of an asset has been determined or adjusted pursuant to clause (i) or (ii) above, such Gross Asset Value shall thereafter be adjusted by the depreciation, amortization or other cost recovery deductions pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(g).

         1.20 "Manager" means any Person hereafter appointed to act as a manager of the Company as provided in this Agreement (each in the capacity as a manager of the Company), but does not include any Person who has ceased to be a manager of the Company. Collectively, all Persons appointed to be Managers of the Company may be referred to herein as the "Board" or the "Board of Managers".

         1.21 "Majority in Interest" means a combination of any Members who, in the aggregate, own 50% or more of the outstanding Units.

         1.22 "Member" means any Person executing this Agreement as of the date of this Agreement as a member of the Company or any Person hereafter admitted to the Company as a member as provided in this Agreement (each in the capacity as a member of the Company), but does not include any Person who has ceased to be a member of the Company. The names of the Members shall be listed on Schedule A attached hereto, as such schedule may be amended from time to time.

         1.23 "Non-Selling Members" shall have the meaning for such term set forth in Section 7.4(a).

         1.24 "Notice" shall have the meaning for such term set forth in Section 7.4(a).

         1.25 "Offer" shall have the meaning for such term set forth in Section 7.4(a).

         1.26 "Offered Interest" shall have the meaning for such term set forth in Section 7.4(a).

         1.27 "Person" means and includes any individual, partnership, limited liability company, trust, estate, corporation, custodian, trustee, executor, administrator, nominee or entity in a representative capacity.

         1.28 "Profit" and "Loss" means, for each taxable year of the Company (or other period for which Profit or Loss must be computed) the Company's taxable income or loss determined in accordance with Code Section 703(a), with the following adjustments:

                  (i) all items of income, gain, loss, deduction, or credit required to be stated separately pursuant to Code Section 703(a)(1) shall be included in computing taxable income or loss;

                  (ii) any tax-exempt income of the Company, not otherwise taken into account in computing Profit or Loss, shall be included in computing taxable income or loss;

                  (iii) any non-deductible expenditures of the Company described in Code Section 705(a)(2)(B) (or treated as such pursuant to Regulation Section 1.704-1(b)(2)(iv)(i)) and not otherwise taken into account in computing Profit or Loss, shall be subtracted from taxable income or loss;

                  (iv) gain or loss resulting from any taxable disposition of Company property shall be computed by reference to the adjusted book value of the property disposed of, notwithstanding the fact that the adjusted book value differs from the adjusted basis of the property for federal income tax purposes;

                  (v) in lieu of the depreciation, amortization, or cost recovery deductions allowable in computing taxable income or loss, there shall be taken into account the depreciation computed based upon the adjusted book value of the asset;

         1.29 "Right of First Refusal" shall have the meaning for such term set forth in Section 7.4(b).

         1.30 "Right of Second Refusal" shall have the meaning for such term set forth in Section 7.4(c).

         1.31  "Safeguard"  means  Safeguard   Scientifics,   Inc.,  a  Delaware
corporation.

         1.32  "Safeguard   Contribution   Agreement"   means  the  Contribution
Agreement dated March 9, 2000 by and between the Company and Safeguard.

         1.33 "Selling Member" shall have the meaning for such term set forth in
Section 7.4(a).

         1.34 "Tag-Along Notice" shall have the meaning for such term set forth in Section 7.3(d).

         1.35 "Textron" means Textron Inc., a Delaware corporation.

         1.36 "TFC" means Textron Financial Corporation, a Delaware corporation.

         1.37 "TFC Contribution Agreement" means the Contribution Agreement dated March 9, 2000 by and between the Company and TFC.

         1.38 "Transfer" means any sale, assignment, transfer, exchange, mortgage, pledge, grant of a security interest, or other disposition or encumbrance (including, without limitation, by operation of law), or the acts thereof.

         1.39 "Unit" means a unit of interest of a Member in the Company at any particular time, including without limitation, rights to distributions (liquidating or otherwise), allocations, information, and to vote, consent or approve, if any.

                                   ARTICLE II
                                  Organization

         2.1 Name and Formation. The name of the Company shall be AssetControl.com, LLC and all Company business shall be conducted in such name or such other names that comply with applicable law as the Board of Managers may select from time to time. The Company was formed on March 8, 2000 pursuant to the Act.

         2.2 Principal Place of Business. The principal office of the Company shall initially be 40 Westminster Street, Providence, Rhode Island 02903 or such other place within or without the State of Delaware as may be determined from time to time by the Board of Managers.

         2.3 Registered Office and Registered Agent. The Company's initial registered agent and office shall be c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801. The Company may change its registered agent or registered office to any other in the State of Delaware as may be determined from time to time by the Board of Managers.

         2.4 Term. The existence of the Company shall be perpetual, subject to the Company's earlier dissolution in accordance with the provisions of this Agreement or the Act.

         2.5 Purposes and Powers. The purpose and character of the business of the Company shall be to engage in any business or activity which may be legally permitted under the Act, as determined pursuant to this Agreement. More specifically, the Company initially is being formed to dispose of excess assets of Textron and its worldwide subsidiaries and divisions. In addition, the Company will market its end-to-end, business-to-business e-commerce asset disposition services to all United States based industrial and financial services companies. Subject to the Certificate of Formation and the terms and conditions of this Agreement, the Company shall have the power and authority to do all such acts and things as may be necessary, desirable, expedient, convenient for, or incidental to the furtherance and accomplishment of the foregoing objectives and purposes and for the protection and benefit of the Company.

         2.6 No State Law Partnership. The Members intend that the Company shall not be a partnership or joint venture, and that no Member or Manager shall be a partner or joint venturer of any other Member or Manager with respect to the business of the Company, for any purposes other than federal, state and local tax purposes, and this Agreement shall not be construed to suggest otherwise.

         2.7 Authority of Members. Except as otherwise provided in this Agreement, no Member (other than a Manager or an officer of the Company in his capacity as such) shall have the authority or power to act for or on behalf of the Company, to do any act that would be binding on the Company or to incur any expenditures, debts, liabilities or obligations on behalf of the Company. The foregoing notwithstanding, if at any time there are no Managers, the business and affairs of the Company shall be managed and conducted by the Members. All decisions or actions of the Members allowed, permitted or required under this Agreement or the Act shall be made by action of the holders of a Majority in Interest, unless pursuant to this Agreement, the Act or other applicable law a greater number or percentage is required.

         2.8 No Personal Liability for Members, Managers, Etc. No Member of the Company shall be subject in such capacity to any personal liability whatsoever to any Person in connection with the assets, acts, obligations or affairs of the Company. The Company shall have the power to indemnify any Person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (hereafter a "Proceeding"), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, by reason of the fact that such Person is or was a Member, Manager, officer, employee or agent of the Company (each, an "Indemnified Person") and such Indemnified Person shall be indemnified by the Company to the fullest extent permitted by applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide greater or broader indemnification rights than such law permitted the Company to provide prior to such amendment) against judgments, penalties (including, without limitation, excise and similar taxes and punitive damages), fines, settlements, costs and reasonable expenses (including, without limitation, attorneys' fees) actually incurred by such Indemnified Person in connection with such Proceeding. It is expressly acknowledged, however, that the indemnification provided in this Section 2.8 shall not apply to indemnify any Manager, officer, employee or agent of the Company entitled to indemnification pursuant to this Section 2.8 arising from acts or omissions of bad faith, willful misfeasance, gross negligence or reckless disregard of such Indemnified Person's duty to the Company or its Members. The rights accruing to an Indemnified Person under this Section 2.8 shall not exclude any other right to which such Indemnified Person may be lawfully entitled nor shall anything herein contained restrict the right of the Company to indemnify or reimburse an Indemnified Person in any appropriate situation even though not specifically provided herein.

                                   ARTICLE III
                                   Management

         3.1 Management by Managers. Except for situations in which the approval of the Members is expressly required by this Agreement or by nonwaivable provisions of applicable law, (i) the powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the exclusive direction of, the Board of Managers, and (ii) the Board of Managers may make all decisions (including the sale of all or substantially all of the Company Assets) and take all actions for the Company not otherwise provided in this Agreement. All decisions other than Major Decisions must be approved by a majority of the Managers (each having one vote). All Major Decisions must be approved by each of the four Managers designated by TFC and one of the Managers designated by Entrade. The term "Major Decisions" means:

                  (a) the approval of annual or long-term operational or capital budgets or strategic plans;

                  (b) the approval of any expenditures in excess of $250,000 that is not contemplated by an approved capital budget, or any divergence from an operational expense budget in excess of the greater of 10 percent or $100,000;

                  (c) any call for additional Capital Contributions by the Members;

                  (d) the sale, lease, exchange, mortgage, assignment, pledge or other transfer of Company Assets other than in the ordinary course of the Company's business except as provided in Section 7.3(c);

                  (e) the confession of any judgment or the settlement of any litigation in excess of $50,000;

                  (f) a change in the scope of the Company's business;

                  (g) a determination that indemnification of an Indemnified Person is proper under Section 2.8;

                  (h) the  valuation  of the  Company  for  purposes  of Section
                  5.1(f);

                  (i) the admission of new Members pursuant to Section 7.2;

                  (j) any amendment to this Agreement.

         3.2 Compensation of Managers. Managers, as such, shall not receive any stated salary or other compensation for their services, except as otherwise may be provided by the Members from time to time. The Company may reimburse any Manager for reasonable expenses incurred by the Manager in connection with his, her or its performance of services for the Company upon receipt by the Company of proper substantiation of such expenses. The foregoing notwithstanding, nothing contained in this Agreement shall be construed to preclude any Manager from serving the Company in any other capacity and receiving compensation for such service.

         3.3 Designation of Board of Managers. Each Member agrees to vote all of the Units over which such Member has voting control and to take all other necessary actions within his or its control (whether in his or its capacity as a Member or Manager of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents or resolutions in lieu of meetings), and the Company shall take all necessary actions and actions reasonably requested by any other Member within its control (including, without limitation, calling special Manager and Member meetings) so that full and complete effect is given to the following designation and election of Managers. The number of Managers of the Company shall initially be set at seven, which seven Managers shall be designated in the following manner: (i) four Managers shall be designated by TFC, (ii) two Managers shall be designated by Entrade and
(iii) one Manager shall be designated by ATM.

         3.4 Term. Each Manager shall hold office until his, her or its successor is appointed, or, if earlier, until such Manager's death, resignation or removal as provided in this Agreement.

         3.5 Vacancy. Any vacancy occurring in the Board of Managers may be filled by the Member who designated the Manager whose absence has created the vacancy.

         3.6 Removal. Any Manager may be removed at any time, with or without cause, by the Members who designated such Manager.

         3.7 Resignation. Any Manager may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein or, if no time is specified therein, at the time of its receipt by the remaining Managers or, if none, by the Member who designated such Manager. The acceptance of a resignation shall not be necessary to make it effective, unless so expressly provided in the resignation.

         3.8      Meetings of Managers.

                  (a) The Managers may hold their meetings in such place or places in the State of Delaware or outside the State of Delaware as they shall determine from time to time. The Company shall pay all out-of-pocket expenses incurred by the Managers to attend the Board meetings.

                  (b) Regular meetings of the Managers shall be held at least semiannually at the offices of the Company, or at such other place as the Managers may determine.

                  (c) Special meetings of the Managers shall be held whenever called by any two (2) of the then currently serving Managers. Notice of the day, hour and place of holding of each special meeting shall be given by telegraph, facsimile, cable or wireless at least twenty four (24) hours before the meeting to each Manager. Unless otherwise indicated in the notice thereof, any and all business may be transacted at any special meeting. At any meeting at which every currently serving Manager shall be present, even though without any notice, any business may be transacted.

                  (d) Subject to Section 3.1(a), a quorum for the transaction of business by the Board shall consist of a majority of the Managers then serving on the Board of Managers. If at any meeting of the Board there is less than a quorum present, a simple majority of those present may adjourn the meeting from time to time until a quorum is present.

                  (e) The Managers may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

                  (f) Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting if the members of the Board required to take such action consent thereto in writing, and the writing is filed with the minutes of proceedings of the Board.

         3.9      Meetings of Members.

                  (a) The Members may hold their meetings in such place or places in the State of Delaware or outside the State of Delaware as they shall determine from time to time.

                  (b) Regular meetings of the Members shall be held at least annually at the offices of the Company, or at such other place as the Members may determine. Notice of the day, hour and place shall be required for any regular meeting of the Members accompanied by an agenda, and shall be sent to each Member by telegraph, facsimile, cable or wireless and mail at least ten
(10) days prior to the date of the meeting.

                  (c) Special meetings of the Members shall be held whenever called by Members holding in the aggregate at least fifty-five percent (55%) of the Units. Notice of the day, hour and place of holding of each special meeting shall be given by telegraph, facsimile, cable or wireless at least seventy-two
(72) hours before the meeting to each Member. Unless otherwise indicated in the notice thereof, any and all business may be transacted at any special meeting. At any meeting at which every Member shall be present, even though without any notice, any business may be transacted.

                  (d) Subject to Section 3.1, a quorum for the transaction of business by the Members shall consist of a Majority in Interest. If at any meeting of the Members there is less than a quorum present, a simple majority of those present may adjourn the meeting from time to time until a quorum is present.

                  (e) The Members may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

                  (f) Any action required or permitted to be taken at any meeting of the Members may be taken without a meeting if all Members required to take such action consent thereto in writing, and the writing is filed with the minutes of proceedings of the Company.

                                   ARTICLE IV
                                    Officers

         4.1 Designation; Term; Qualifications. The Managers may (but shall not be obliged to), from time to time, designate one or more natural Persons to be officers of the Company. Any officer so designated shall have such authority and perform such duties as the Managers may, from time to time, delegate to them. The Managers may assign titles to particular officers, and, unless the Managers decide otherwise, the assignment of such title shall constitute the delegation to such officer of the authority and duties that are normally associated with that office. Each officer shall hold office for the term for which such officer is designated and until his or her successor shall be duly designated and shall qualify or until his or her death, resignation or removal as provided in this Agreement. Any Person may hold any number of offices. No officer need be a Manager, a Member, a resident of the State of Delaware, or a United States citizen. Designation of a Person as an officer of the Company shall not of itself create any contract rights.

         4.2 Removal and Resignation. Any officer of the Company may be removed as such, with or without cause, by the Managers. Any officer of the Company may resign as such at any time upon written notice to the Company. Such resignation shall be made in writing and shall take effect at the time specified therein or, if no time is specified therein, at the time of its receipt by a Manager or, if none, a Member. The acceptance of a resignation shall not be necessary to make it effective, unless expressly provided for in the resignation.

         4.3 Vacancies. Any vacancy occurring in any office of the Company may be filled by the Managers.

         4.4 Compensation. The compensation, if any, of the officers of the Company shall be fixed from time to time by the Managers.

         4.5 General Manager. Notwithstanding the foregoing, TFC shall have the right to designate a "General Manager," who shall also be one of the Managers designated by TFC pursuant to Article III. The General Manager shall be responsible for the day to day operations of the Company. The compensation for the General Manager shall be determined by the Managers (excluding the General Manager).

                                    ARTICLE V
                  Contributions to Capital and Capital Accounts

         5.1      Capital Contributions.  On the date of this Agreement,

                  (a) TFC shall contribute to the Company the property set forth in the TFC Contribution Agreement in exchange for the number of Units set forth opposite its name on Schedule A;

                  (b) Entrade shall contribute to the Company the property set forth in the Entrade License Agreement in exchange for the number of Units set forth opposite its name on Schedule A; and

                  (c) ATM shall contribute to the Company the property set forth in the ATM Contribution Agreement in exchange for the number of Units set forth opposite its name on Schedule A.

                  (d) Safeguard shall contribute to the Company the property set forth in the Safeguard Contribution Agreement in exchange for the number of Units set forth opposite its name on Schedule A.

                  (e) Upon 30 days written notice from the Board of Managers, each Member shall contribute to the Company such Member's pro rata share of the Capital Contributions requested by the Board, which request shall not be made unless such Capital Contributions were specifically approved by the Board in an operating or capital budget pursuant to Section 3.1(a). Except as provided in the previous sentence, no Member shall be obligated to make additional Capital Contributions to the Company.

                  (f) If a Member (a "Defaulting Member") does not contribute by the time required all or any portion of an additional Capital Contribution such Defaulting Member is required to make pursuant to the first sentence of Section 5.1(e) and such failure to contribute continues for at least five (5) Business Days after receipt by such Defaulting Member of written notice thereof from the Company, then the Board, on behalf of the Company, may, on written notice to such Member either (i) allow the non-Defaulting Members to make additional Capital Contributions in lieu of the Defaulting Member (pro rata in accordance with the number of Units owned by each or non-pro rata if any non-Defaulting Member does not wish to contribute their share of the deficiency) and to adjust the number of Units of the Members accordingly to reflect the dilution to the Defaulting Member and the increased percentage interest in the Company owned by those non-Defaulting Members making additional Capital Contributions in accordance with this Section 5.1(f)) or (ii) waive such additional Capital Contribution by the Defaulting Member and adjust the number of Units of the Members accordingly to reflect the dilution to the Defaulting Member and the increased percentage interest in the Company owned by the non-Defaulting Members as a result of their additional Capital Contributions. Any adjustment to the interests of the Members pursuant to this Section 5.1(f) shall be made by valuing the Company at its then current fair market value, as determined by the Board in its reasonable discretion.

         5.2 Advances by Members. If the Company does not have sufficient cash to pay its obligations, any Member that may agree to do so with the consent of the Board of Managers may advance all or part of the needed funds to or on behalf of the Company. An advance described in this Section 5.2 shall constitute a loan from such Member to the Company, and shall be made on such terms as agreed to by the Member making such advance and the Board of Managers. Notwithstanding the foregoing, it is understood that TFC shall provide the Company with a line of credit in an amount sufficient to fund the Company's operations for the Company's fiscal year 2000; provided, however, that such line of credit shall be on terms no less favorable than current market terms, shall accrue interest at the prime rate and shall be repaid (including all accrued and unpaid interest) by the end of the Fiscal Year 2000; and provided, further, that no distributions shall be made by the Company pursuant to Section 6.2 until such time as the line of credit has been fully repaid.

         5.3 Withdrawal or Reduction of Members' Contributions to Capital. A Member shall not receive out of the Company's Assets any part of its Capital Contributions until all liabilities of the Company have been paid or there remain assets sufficient to pay such liabilities. No Member shall have the right to withdraw all or any part of its Capital Contribution or to receive any return on any portion of its Capital Contribution, except as may be otherwise specifically provided in this Agreement. Under circumstances involving a return of any Capital Contribution, no Member shall have the right to receive property other than cash except as otherwise agreed to by the Board of Managers. No Member shall be paid interest on any of its Capital Contributions or on its Capital Account. An unrepaid Capital Contribution shall not be a liability of the Company or of any Member. A Member shall not be required to contribute or to lend any cash or property to the Company to enable the Company to return any Member's Capital Contributions.

         5.4 Capital Accounts. A separate capital account (a "Capital Account") shall be established and maintained for each Member. Each Member's Capital Account shall be increased by (i) the amount of money contributed by such Member to the Company, (ii) the fair market value of property contributed by such Member to the Company (net of liabilities secured by the contributed property that the Company is considered to assume or take subject to under Section 752 of the Code), and (iii) allocations to such Member of Company income and gain (or items thereof), including without limitation income and gain exempt from tax and income and gain described in Treasury Regulation Section 1.704-1(b)(2)(iv)(g). Each Member's Capital Account shall be decreased by (A) the amount of money distributed to such Member by the Company, (B) the fair market value of property distributed to such Member by the Company (net of liabilities secured by the distributed property that the Member is considered to assume or take subject to under Section 752 of the Code), (C) allocations to such Member of expenditures of the Company described in Section 705(a)(3)(B) of the Code, and (D) allocations of Company loss and deduction (or items thereof), including without limitation loss and deduction described in Treasury Regulation Section 1.704-1(b)(2)(iv)(g), but excluding items described in clause (C) above. The Capital Accounts also shall be maintained and adjusted as permitted by the provisions of Treasury Regulation Section 1.704-1(b)(2)(iv)(f) and as required by the other provisions of Treasury Regulation Sections 1.704-1(b)(2)(iv) and 1.704-1(b)(4), including without limitation adjustments to reflect the allocations to the Members of depreciation, depletion, amortization, and gain or loss as computed for book purposes rather than the allocation of the corresponding items as computed for tax purposes, as required by Treasury Regulation Section 1.704-1(b)(2)(iv)(g). On the Transfer of a Unit, the Capital Account of the transferor that is attributable to the Transferred Unit shall carry over to the transferee Member in accordance with the provisions of Treasury Regulation Section 1.704-1(b)(2)(iv)(1).

                                   ARTICLE VI
                    Allocations; Distributions; Taxes; Books;
                           Records; and Bank Accounts

         6.1      Allocations.

                  (a) Allocations of Profit and Loss. Except as required by the Code, the Treasury Regulations promulgated thereunder and this Section 6.1, Profit and Loss of the Company for each Fiscal Year shall be allocated among the Members, pro rata, based upon the number of Units owned by each Member.

                  (b) Adjusted Capital Account Deficits. Notwithstanding anything to the contrary in Section 6.1(a), in no event shall any Losses be allocated to a Member to the extent that such allocation would reduce the Capital Account of such Member below zero. In such event, such Member shall be allocated the amount of Losses which would reduce its Capital Account to zero, and any excess Losses shall be allocated among the remaining Members in accordance with their positive Capital Account balances. Any Member who receives an allocation of Losses pursuant to this Section 6.1(b) shall receive a priority allocation of Profit (in an amount to make-up the allocation of such Losses) prior to any allocations of Profit pursuant to Section 6.1(a).

                  (c) Tax Allocations. Except as otherwise required by the Code, all items of income, gain, deduction, loss and credit shall be allocated for tax purposes among the Members in the same manner as such items are allocated for purposes of determining Capital Accounts.

                  (d) Allocations Relating to Transferred Units. All items of income, gain, loss, deduction, and credit allocable to a Unit Transferred during the Fiscal Year shall be allocated between the transferor and the transferee based on the portion of the Fiscal Year during which each was recognized as owning that Unit, without regard to the results of Company operations during any particular portion of such Fiscal Year and without regard to whether cash distributions were made to the transferor or the transferee during such Fiscal Year, provided, however, that such allocation shall be made in accordance with a method permissible under Section 706 of the Code and the Treasury Regulations promulgated thereunder.

                  (e) Qualified Income Offset. Any Member who unexpectedly receives an adjustment, allocation or distribution described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) shall be allocated items of income and gain in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, a deficit in such Member's Capital Account balance as quickly as possible. This Section 6.1(e) is intended to comply with the alternate test for economic effect set forth in Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted and applied in a manner consistent therewith.

         6.2 Distributions. Except as agreed to by Board of Managers, the Company shall distribute all Distributable Cash to the Members. Except as otherwise agreed to by all of the Members, all distributions made to the Members shall be made pro rata in accordance with the number of Units owned by each such Member; provided, however, that no distributions may be made to the Members until such time as the Company has repaid all amounts advanced (including accrued and unpaid interest) pursuant to Section 5.2. All amounts withheld pursuant to the Code or any provision of state or local tax laws with respect to any payment or distribution to the Members from the Company shall be treated as amounts distributed to the relevant Member or Members pursuant to this Section
6.2. No distribution shall be declared and paid unless, after the distribution is made, the fair market value of the Company's Assets is in excess of all of the liabilities of the Company.

         6.3 Tax Returns. On or before the 90th calendar day following the end of each Fiscal Year, the Board of Managers shall cause to be prepared and filed all necessary federal and state income tax returns for the Company. Each Member shall furnish to the Company all pertinent information in his, her or its possession relating to Company operations that is necessary to enable the Company's income tax returns to be prepared and filed. The Company shall provide to each Member within 60 days following the end of such Fiscal Year all applicable tax information required by any Member to file his, her or its tax returns for such year.

         6.4 Tax Matters Partner. TFC shall be the "tax matters partner" of the Company pursuant to Section 6231(a)(7) of the Code. The tax matters partner shall have the authority to make any tax elections which the Company is entitled to make pursuant to the Code. The Board of Managers may, at any time, elect a different tax matters partner.

         6.5 Maintenance of Books and Fiscal Year. The Company shall keep and maintain accurate and complete books and records of accounts and shall keep minutes of the proceedings of the Members and the Board of Managers. The books of account for the Company shall be maintained in accordance with generally accepted accounting principles consistently applied, except that the Capital Accounts shall be maintained in accordance with Section 5.4 of this Agreement.

         6.6 Reports/Information Rights. Each Member shall be furnished by the Company with (i) unaudited annual financial statements within 90 days after the end of the Fiscal Year, which statements shall be certified by the chief financial officer of the Company, (ii) unaudited quarterly financial statements within 30 days after the end of each quarter and (iii) any other information which any Member may reasonably request. Any Member may request that the Company provide audited financial statements, the cost and expense of which shall be borne by the Company or, if the Company has determined that such audited financial statements are not necessary, by the Member which requested such audited statements. In addition, within 90 days following the end of each Fiscal Year during the term of the Company, each Member shall be furnished with a statement of changes in Members' Capital Accounts for, or as of the end of, that Fiscal Year. These financial statements must be prepared in accordance with generally accepted accounting principles consistently applied (except as therein noted). The Managers also may cause to be prepared or delivered such other records as they may deem appropriate. The Company shall bear the costs of all such financial statements and reports.

         6.7 Bank and Investment Accounts. The Managers shall establish and maintain one or more separate bank and investment accounts and arrangements for Company funds in the Company name with financial institutions and firms that the Managers determine. The Managers shall not commingle the Company's funds with the funds of any Member.

                                   ARTICLE VII
                                 Transferability

         7.1      Restrictions on Disposition of Interests.

                  (a) Except as specifically provided in this Article VII, no Member may Transfer any Units:

                           (i) prior to March 9, 2005, without the consent of all of the other Members; and

                           (ii) on and after March 9, 2005, without complying with the requirements of Sections 7.3 and 7.4. Notwithstanding the foregoing, any Member may Transfer Units without complying with this Article VII if the Transfer is made to an Affiliate of such Member.

                  (b) The Company shall not recognize for any purpose any purported Transfer unless and until the other applicable provisions of this
Article VII have been satisfied and the Board of Managers has received, on behalf of the Company, a document (i) executed by both the Member effecting the Transfer (or, if the Transfer is on account of the death, incapacity, or liquidation of the transferor, its representative) and the Person to which the Units are Transferred, (ii) including the notice address of any Person to be admitted to the Company as a Member and its agreement to be bound by this Agreement, (iii) setting forth the number of Units Transferred and the number of Units being retained (which together shall total the number of Units of the Member effecting the Transfer before the Transfer), and (iv) containing a representation and warranty that the Transfer was made in accordance with all applicable laws and regulations. The Member effecting a Transfer shall pay, or reimburse the Company for, all costs and expenses incurred by the Company in connection with the Transfer (including, without limitation, any costs or expenses for legal fees incurred by the Company in connection with the Transfer) on or before the tenth day after the receipt by that Person of the Company's invoice for the amount due.

         7.2 Additional Members. Additional Persons may be admitted to the Company as Members and additional Units may be created and issued to such Persons and to existing Members only with the consent of the Board of Managers. Any additional Units offered pursuant to this Section 7.2 shall be offered on such terms and conditions as the Board of Managers may determine at the time of admission and/or issuance. The terms of admission or issuance shall specify the number of Units issued and may provide for the creation of different classes or groups of Members having different rights, power, and duties. Any admission pursuant to this Article VII shall be effective only after the new Member has executed and delivered to the Managers a document including the new Member's notice address and its agreement to be bound by the terms of this Agreement.

         7.3      Drag-Along Rights.

                  (a) At any time on or after March 9, 2005, in the event that TFC wishes to accept a bona fide third party offer for the acquisition of Units (whether by purchase, merger, consolidation or otherwise), TFC shall give written notice thereof to each other Member, which notice shall describe the material terms and conditions of such offer.

                  (b) TFC may by written notice (a "Drag-Along Notice") to each Member require each other Member to sell the same proportionate percentage of the Units which such Member owns, as TFC proposes to sell, for the same consideration per Unit and otherwise on the same terms and conditions obtained by TFC. Members participating in such a sale shall bear their pro rata share of transaction costs incurred in connection with such sale to the extent such costs would otherwise be borne by TFC. In such case, each Member shall take all actions necessary in order to cause such sale of Units, including, without limitation, the execution and delivery of documents and instruments requested by TFC, and the Company shall bear all costs and expenses relating thereto.

                  (c) In addition to the foregoing, in the event that at any time after March 9, 2005 TFC wishes to require the Company to sell, transfer, assign or otherwise dispose of all or substantially all of the Company's Assets in a transaction or in a series of transactions, TFC and the Company may require the holders of all other Units to participate in such sale, transfer, assignment or other disposition. In such case, each Member shall take all actions necessary in order to cause such sale, transfer, assignment or other disposition of the Company's Assets, including, without limitation, the execution and delivery of documents and instruments requested by TFC, and the Company shall bear all costs and expenses relating thereto.

                  (d) If TFC shall not have delivered a Drag-Along Notice with respect to such proposed Transfer of Units, any other Member, at his option, may by written notice (a "Tag-Along Notice") to TFC given within fifteen (15) days of receipt of notice of such bona fide third party offer, require TFC to cause such third party to acquire the same proportionate percentage of the Units which such Member owns, as TFC proposes to sell, for the same consideration per Unit and otherwise on the same terms and conditions obtained by TFC.

         7.4      Right of First Refusal.

                  (a) At any time on or after March 9, 2005, if at any time a Member (a "Selling Member") receives a bona fide offer (an "Offer") from a third party (the "Buyer") to purchase some or all of its Units (the "Offered Interest") that the Selling Member desires to accept, the Selling Member shall deliver to the Company and the other Members (the "Non-Selling Members") a written notice (the "First Refusal Notice") informing the Company and the Non-Selling Members of such Offer and including (i) the name of the Buyer, (ii) the size of the Offered Interest, (iii) the price, terms and all other material conditions of such Offer and (iv) any other information relevant to the Company and the Non-Selling Members necessary to evaluate the terms and the genuineness of such Offer.

                  (b) The Company shall have fifteen (15) days from the date on which it receives the First Refusal Notice to inform the Selling Member that it wishes to purchase all, but not less than all, of the Offered Interest from the Selling Member for the price stated in the First Refusal Notice (a "Right of First Refusal"). The Company, in exercising its Right of First Refusal, shall have the option of purchasing such Offered Interest for cash or for the same consideration offered by the Buyer in the Offer; provided, however, that if the Buyer offers a Selling Member the Buyer's own equity securities, the Company will be required to exercise its right of first Refusal by purchasing the Offered Interest for cash.

                  (c) If the Company elects not to exercise its Right of First Refusal, the Company shall notify the Selling Member and the Non-Selling Members within the same 15 day period that it will not exercise such right and each Non-Selling Member shall have an additional fifteen (15) days to notify the Selling Member that they wish to purchase all, but not less than all, of their Offered Interests Percentage (as defined below) from the Selling Member for the same price and on the same terms and conditions as stated in the Offer (the "Right of Second Refusal"). Non-Selling Members wishing to exercise their Right of Second Refusal shall have the right to purchase the portion of the Offered Interest equal to the fraction obtained by dividing their percentage interest in the Company by the total percentage interests of all the Members wishing to exercise such right (each Non-Selling Member's "Offered Interests Percentage"). In the event that any Non-Selling Member elects not to exercise its Right of Second Refusal, under this Section 7.4(c), for all of such Non-Selling Member's Offered Interests Percentage, each Non-Selling Member which so exercised its right shall have the right to purchase, on a pro rata basis, the remainder of the Offered Interest. Each Non-Selling Member who or which exercises his or its Right of Second Refusal shall have ninety (90) days to purchase the portion of the Offered Interests with respect to which he or it has exercised such Right of Second Refusal.

                  (d) To the extent that neither the Right of First Refusal or the Right of Second Refusal are exercised in the required time period, the Selling Member shall have ninety (90) days to sell the Offered Interest to the Buyer on the terms and conditions set forth in the Offer. If the Offered Interest is not sold within such 90 day period, such Selling Member must deliver a new Notice to the Company and the Non-Selling Members and the Right of First Refusal and the Right of Second Refusal are again exercisable.

                                  ARTICLE VIII
                    Dissolution, Liquidation and Termination

         8.1 Dissolution. The Company shall be dissolved and its affairs shall be wound up upon the earlier of (i) the election to dissolve the Company by an affirmative vote the Board of Managers or (ii) the entry of a decree of judicial dissolution of the Company under the Act. Dissolution of the Company shall be effective as of the day on which the event occurs giving rise to the dissolution, but the Company shall not terminate until there has been a winding up of the Company's business and affairs, and the Company Assets have been distributed as provided in Section 8.2 of this Agreement and in the Act.

         8.2 Liquidation and Termination. Upon dissolution of the Company, the Managers shall act as liquidators or may appoint one or more Managers or Members (with its or their consent) as liquidators. The liquidators shall proceed diligently to wind up the affairs of the Company and make final distributions as provided in this Section 8.2 and in the Act. The costs and expenses of liquidation shall be borne as a Company expense. Until final distribution, the liquidators shall continue to manage the Company's Assets and the Company's affairs with all the power and authority of the Managers. After payment, satisfaction or discharge of the Company's debts, liabilities and obligations (or adequate provision therefor) has been made, all remaining Company Assets shall be distributed to the Members, pro rata, in accordance with their positive Capital Account balances. The distribution of the Company Assets to the Members in accordance with the provisions of this Section 8.2 shall constitute a complete return to the Members of their Capital Contributions and a complete distribution to the Members of their Membership Interests and of all of the Company Assets. To the extent that a Member returns funds to the Company, such Member shall have no claim against any other Member for such funds.

         8.3 Deficit Capital Accounts. Notwithstanding anything to the contrary contained in this Agreement and notwithstanding any custom or rule of law to the contrary, to the extent that the deficit, if any, in the Capital Account of any Member results from or is attributable to deductions and losses of the Company (including, without limitation, non-cash items such as depreciation), or distributions of money or other assets pursuant to this Agreement to all Members in proportion to their respective Units, upon dissolution of the Company such deficit shall not be a Company Asset and such Member shall not be obligated to contribute such amount to the Company to bring the balance of such Member's Capital Account to zero.

         8.4 Certificate of Dissolution. When all liabilities and obligations of the Company have been paid or discharged, or adequate provision has been made therefor, and all of the remaining Company Assets have been distributed to the Members according to their respective rights and interests as provided in
Section 8.2 of this Agreement, the Company is terminated and the Managers (or such other Person or Persons as the Act may require or permit) shall take such actions, and shall execute, acknowledge and file any and all instruments, as may be necessary or appropriate to reflect the dissolution and termination of the Company.

         8.5      Rights Following Dissolution.

                  (a) For five (5) years following the dissolution of the Company, Textron shall retain a license to use (for use by Textron and its Affiliates in the conduct of their respective businesses), at no cost, the software and other communications and technology of the Company and Entrade. For such five year period, Textron, TFC and their subsidiaries shall be entitled to all generally available upgrades made to such technology, as well as routine technical support.

                  (b) Following the Company's dissolution, TFC shall have the right to continue the Company's pre-existing relationship with any of the Company's "Fulfillment Partners," including service pricing equal to the lesser of (i) the favored pricing offered by the Company prior to its dissolution and
(ii) the pricing offered to the Fulfillment Partners' best or largest customers. The terms of this Section 8.5(b) shall continue for two (2) years from the date of the Company's dissolution; provided, however, that if the Company is dissolved by mutual agreement of the parties, this Section 8.5(b) shall continue for a period of five (5) years from the date of the Company's dissolution.

                                   ARTICLE IX
                         Conversion into Corporate Form

         9.1 General. The parties to this Agreement have considered various financial and other strategic initiatives relating to the Company and have determined that the Company may ultimately wish to raise capital through the public markets. Accordingly, the parties hereby agree to give the Board the power and authority to convert the Company into corporate form at any time.

         9.2      Conversion Mechanism.

                  (a) The Board shall have the power and authority to effect (i)
the conversion of the Company's business form from a limited liability company to a Delaware corporation, (ii) the merger of the Company with or into a new or previously-established but dormant Delaware corporation having no assets or liabilities, debts or other obligations of any kind whatsoever other than those associated with its formation and initial capitalization or (iii) the liquidation of the Company and the distribution to the Members of the equity securities of a corporate subsidiary which owns all of the assets and liabilities of the Company (such a conversion, merger or liquidation is referred to as a "Conversion" and such Delaware corporation is referred to as the "Public Vehicle").

                  (b) Upon the consummation of a Conversion, the Units held by each holder thereof shall thereupon be converted into a number of shares of the Public Vehicle's common stock which would, as nearly as practicable, provide each holder with the same economic benefit that such holder would receive if, immediately prior to the Conversion, (i) the Company distributed all of its assets to its Members in accordance with Section 8.2 or (ii) all of the Company's assets were sold for their fair market value (which value shall be determined in good faith by the Board) and the Company were liquidated and all of its assets were distributed in accordance with Section 8.2. The Board's determination of the number of shares of the Public Vehicle's common stock that each Member receives upon a Conversion shall be final and binding on the holders of Units absent manifest arithmetic error.

         9.3 Member Action. In connection with a Conversion of Units into the Public Vehicle's common stock effected by the Board pursuant to this Article IX, each Member hereby covenants and agrees to take any and all such action and execute and deliver any and all such instruments and other documents as the Board may reasonably request in order to effect or evidence such conversion of Units. Without limiting the generality of the foregoing, no Member shall have or be entitled to exercise any dissenter's rights, appraisal rights or other similar rights in connection with such Conversion.

         9.4 Friends and Family Securities. In connection with the initial public offering of the common stock of the Public Vehicle, the parties will use commercially reasonable efforts to provide a mechanism for the shareholders of each of the Members to participate in such offering at the initial offering price so long as such participation does not violate federal or state securities laws or regulations.

                                    ARTICLE X
                            Miscellaneous Provisions

         10.1 Financial Services. TFC shall have the exclusive right of first refusal to provide financial services to the Company and its customers; provided, however, that with respect to any financial services provided to the Company, TFC shall not charge the Company an amount in excess of the amount which TFC would charge its best or largest customers for the same services.

         10.2 Offset. Whenever the Company is to pay any sum to any Member, any amounts such Member owes the Company may be deducted from such sum before payment.

         10.3 Notices. Except as expressly set forth to the contrary in this Agreement, all notices, requests, or consents provided for or permitted to be given under this Agreement shall be in writing and shall be given either by depositing such writing in the United States mail, addressed to the recipient, postage paid, and registered or certified with return receipt requested or by delivering such writing to the recipient in person, by courier, or by facsimile transmission; and a notice, request, or consent given under this Agreement shall be effective on receipt by the Person to whom sent. All notices, requests, and consents to be sent to a Member shall be sent to or made at the address given for such Member on Schedule A hereto or such other address as such Member may specify by notice to the Company, the Managers or and the other Members. Any notice, request, or consent to the Company or the Managers must be given to the Managers at the address provided in Section 2.2 of this Agreement. Whenever any notice is required to be given by law, the Certificate of Formation or this Agreement, a written waiver thereof, signed by the Person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

         10.4 Entire Agreement. This Agreement constitutes the entire agreement of the Members relating to the Company and supersedes all prior contracts or agreements with respect to the Company, whether oral or written.

         10.5 Effect of Waiver or Consent. A waiver or consent, express or implied, to or of any breach or default by any Person in the performance by such Person of its obligations with respect to the Company shall not be a consent or waiver to or of any other breach or default in the performance by such Person of the same or any other obligations of such Person with respect to the Company. Failure on the part of a Person to complain of any act or omission of any Person or to declare any Person in default with respect to the Company, irrespective of how long that failure continues, shall not constitute a waiver by such Person of its rights with respect to that default until the applicable statute of limitations period has run.

         10.6 Governing Law Severability. This Agreement shall be governed by and shall be construed in accordance with the laws of the State of Delaware, excluding any conflict of laws rule or principle that might refer the governance or the construction of this Agreement to the laws of another jurisdiction. In the event of a direct conflict between the provisions of this Agreement and (i) any provision of the Certificate of Formation, or (ii) any mandatory provision of the Act, then the applicable provision of the Certificate of Formation or the Act shall control. If any provision of this Agreement or the application thereof to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other Persons or circumstances shall not be affected thereby and such provision shall be enforced to the fullest extent permitted by law.

         10.7 Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Member shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and those transactions.

         10.8 Headings and Sections. The headings in this Agreement are inserted for convenience only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof. Unless the context requires otherwise, all references in this Agreement to Sections or Articles shall be deemed to mean and refer to Sections or Articles of this Agreement.

          10.9 Numbers and Gender. Where the context so indicates, the masculine shall include feminine and neuter, and the neuter shall include the masculine and feminine, and the singular shall include the plural.

         10.10 Binding Effect. Except as otherwise provided in this Agreement to the contrary, this Agreement shall be binding upon and inure to the benefit of the Members, their distributees, heirs, legal representatives, executors, administrators, successors and assigns.

         10.11  Counterparts.   This  Agreement  may  be  executed  in  multiple
counterparts, each of which shall be deemed to be an original and shall be binding upon the Member who executed the same, but all of such counterparts shall constitute the same Agreement.

         10.12 Conflicts of Interest. Subject to the other express provisions of this Agreement or except as otherwise expressly agreed in writing, each Manager, Member and officer of the Company at any time and from time to time may engage in and possess interests in other business ventures of any and every type and description, independently or with others, including ones in competition with the Company, with no obligation to offer to the Company or any other Member, Manager or officer the right to participate therein.

         10.13 Amendment or Modification of Agreement. The amendment or modification of this Agreement is a Major Decision and, accordingly, this Agreement may be amended or modified only by a written instrument executed and agreed to by the Managers in accordance with Section 3.1; provided, however, that any changes to Schedule A made by the Managers to reflect the admission of a new Member or a change in the interest of a Member shall not be deemed to be an amendment or modification requiring the consent of the Managers.

         IN WITNESS WHEREOF, this Agreement is executed and delivered as of the date first written above by the undersigned and the undersigned, being all of the Members, do hereby agree to be bound by the terms and provisions set forth in this Agreement.


                                TEXTRON FINANCIAL CORPORATION


                                By:____________________________



                                ENTRADE INC.


                                By:____________________________



                                ATM SERVICE, LTD.


                                By:____________________________



                                SAFEGUARD SCIENTIFICS, INC.


                                By:____________________________

                              AssetControl.com, LLC

                                   SCHEDULE A

                                Name and Address
                                       and
                              Units of the Members



    ----------------------------------------- ---------------------------
    Name and Addresses of Members                        Number of Units
    ----------------------------------------- ---------------------------
    ----------------------------------------- ---------------------------
    Textron Financial Corporation                              475
    40 Westminster Street
    Providence, RI 02903

    ----------------------------------------- ---------------------------
    ----------------------------------------- ---------------------------
    Entrade Inc.                                               380
    500 Central Avenue
    Northfield, Illinois 60093

    ----------------------------------------- ---------------------------
    ----------------------------------------- ---------------------------
    ATM Service, Ltd.                                           95
    220 White Plains Road
    Tarrytown, New York 10591

    ----------------------------------------- ---------------------------
    ----------------------------------------- ---------------------------
    Safeguard Scientifics, Inc.                                 50
    800 The Safeguard Building
    435 Devon Park Drive
    Wayne, Pennsylvania 19087

    ----------------------------------------- ---------------------------
    ----------------------------------------- ---------------------------
    TOTAL                                                     1,000
    ----------------------------------------- ---------------------------